                                   EXHIBIT
                                      G

                                                                       EXHIBIT G


                      AMERICAN INTERNATIONAL GROUP, INC.

                                  DIRECTORS


        M. Bernard Aidinoff             Sullivan & Cromwell
                                        125 Broad Street
                                        New York, New York  10004

        Marshall A. Cohen               The Molson Companies Limited
                                        40 King Street West
                                        Toronto, Ontario M5H 3Z5

        Barber B. Conable, Jr.          P.O. Box 218
                                        Alexander, New York  14005

        Marion E. Fajen                 5608 North Waterbury Road
                                        Des Moines, Iowa  50312

        Martin Feldstein                National Bureau of Economic
                                          Research, Inc.
                                        1050 Massachusetts Avenue
                                        Cambridge, Massachusetts  02138

        Houghton Freeman                American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        Leslie L. Gonda                 International Lease Finance
                                          Corporation
                                        1999 Avenue of the Stars
                                        Los Angeles, California  90067

        Pierre Gousseland               4 Lafayette Court, Suite 1B
                                        Greenwich, Connecticut  06830

        M. R. Greenberg                 American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        Carla A. Hills                  Hills & Company
                                        1200 19th Street, N.W. - 5th Fl.
                                        Washington, DC  20036

        Frank Hoenmeyer                 7 Harwood Drive
                                        Madison, New Jersey  07940

        John I. Howell                  Indian Rock Corporation
                                        P.O. Box 2606
                                        Greenwich, Connecticut

                      AMERICAN INTERNATIONAL GROUP, INC.

        Edward E. Matthews              American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        Dean P. Phypers                 220 Rosebrook Road
                                        New Canaan, Connecticut  06840

        John J. Roberts                 American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        Ernest E. Stempel               American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  12070

        Thomas R. Tizzio                American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270


        Honory Directors
        ----------------

        The Honorable Douglas           2101 Connecticut Ave., N.W.
          MacArthur, II                 Washington, DC  20008
                                        Apartment #4

        Edwin A.G. Manton               American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        K.K. Tse                        American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

                      AMERICAN INTERNATIONAL GROUP, INC.
                  OFFICERS, NAME, TITLE AND BUSINESS ADDRESS

        M.R. Greenberg                  Chairman & Chief Executive Officer
          70 Pine Street
          New York, New York  10270

        Thomas R. Tizzio                President
          70 Pine Street
          New York, New York  10270

        Edwin A.G. Manton               Senior Advisor
          70 Pine Street
          New York, New York  12070

        Edward E. Matthews              Vice Chairman - Finance
          70 Pine Street
          New York, New York  10270

        John J. Roberts                 Vice Chairman - External Affairs
          70 Pine Street
          New York, New York  10270

        Ernest E. Stempel               Vice Chairman - Life Insurance
          70 Pine Street
          New York, New York  10270

        Brian Duperreault               Executive Vice President -
          70 Pine Street                  Foreign General Insurance
          New York, New York  10270

        Jeffrey W. Greenberg            Executive Vice President - Domestic
          70 Pine Street                  General Insurance (Brokerage)
          New York, New York  10270

        Edmund S.W. Tse                 Executive Vice President - Life
          1 Stubbs Road                   Insurance
          Hong Kong

        Lawrence W. English             Senior Vice President -
          70 Pine Street                  Administration
          New York, New York  10270

        Axel Freudmann                  Senior Vice President - Human
          72 Wall Street                  Resources
          New York, New York  10270

        John G. Hughes                  Senior Vice President - Worldwide
          70 Pine Street                  Claims
          New York, New York  10270

        Kevin H. Kelley                 Senior Vice President - Domestic
          200 State Street                General
          Boston, MA  02109

                      AMERICAN INTERNATIONAL GROUP, INC.
                  OFFICERS, NAME, TITLE AND BUSINESS ADDRESS


        R. Kendall Nottingham           Senior Vice President - Life
          1 Alico Plaza                   Insurance
          Wilmington, DE  19899

        Petros K. Sabatacakis           Senior Vice President, Financial
          70 Pine Street                  Services
          New York, New York  12070

        Robert Sandler                  Senior Vice President & Senior
          70 Pine Street                  Actuary & Senior Claims Officer
          New York, New York  12070

        Howard Smith                    Senior Vice President & Comptroller
          70 Pine Street
          New York, New York  12070

        Stephen Y.N. Tse                Senior Vice President
          70 Pine Street
          New York, New York  10270

        Aloysius B. Colayco             Vice President - Foreign
          70 Pine Street                  Investments
          New York, New York  10270

        Robert Conry                    Vice President & Director of
          99 John Street                  Internal Audit
          New York, New York  10270

        Patrick J. Foley                Vice President & Associate General
          70 Pine Street                  Counsel
          New York, New York  10270

        L. Oakley Johnson               Vice President - Corporate Affairs
          1455 Pennsylvania Ave.
          Suite 900
          Washington, DC  20004

        Christian Milton                Vice President - Reinsurance
          99 John Street
          New York, New York  10038

        Nicholas A. O'Kulich            Vice President - Life Insurance
          70 Pine Street
          New York, New York  10270

        Douglas Paul                    Vice President - Stategic Planning
          70 Pine Street
          New York, New York  10270

                      AMERICAN INTERNATIONAL GROUP, INC.
                  OFFICERS, NAME, TITLE AND BUSINESS ADDRESS


        Frank Petralito                 Vice President & Director of Taxes
          70 Pine Street
          New York, New York  10270

        Kathleen E. Shannon             Vice President, Secretary & Senior
          70 Pine Street                  Counsel
          New York, New York  10270

        Joseph Umansky                  Vice President & Deputy Comptroller
          70 Pine Street
          New York, New York  10270

        John T. Wooster, Jr.            Vice President - Communications
          70 Pine Street
          New York, New York  10270

        Wayland M. Mead                 Acting General Counsel
          70 Pine Street
          New York, New York  12070

        William N. Dooley               Treasurer
          70 Pine Street
          New York, New York  10270

                       NEW HAMPSHIRE INSURANCE COMPANY

                                  DIRECTORS


        Darrell W. Alligood



        Salvatore A. Branca


        James S. Davis


        Jeffrey W. Greenberg            American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        M.R. Greenberg                  American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        Edwin a.G. Manton               American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        Edward E. Matthews              American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        Robert M. Sandler               American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        Howard I. Smith                 American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        William D. Smith                National Union Fire Insurance
                                          Company of Pittsburgh, Pa.
                                        70 Pine Street
                                        New York, New York  10270

        Thomas R. Tizzio                American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

                            C.V. STARR & CO., INC.
                             OFFICERS & DIRECTORS


        Houghton Freeman                70 Pine Street
        Director & Senior Vice          New York, New York  10270
        President

        Maruice R. Greenberg            70 Pine Street
        Director, President &           New York, New York  10270
        Chief Executive Officer

        Edwin A.G. Manton               70 Pine Street
        Director                        New York, New York  10270

        Edward E. Matthews              70 Pine Street
        Director, Senior Vice           New York, New York  10270
        President & Secretary

        John J. Roberts                 70 Pine Street
        Director & Senior Vice          New York, New York  10270
        President

        Robert M. Sandler               70 Pine Street
        Director & Vice President       New York, New York  10270

        Ernest E. Stempel               70 Pine Street
        Director & Senior Vice          New York, New York  10270
        President

        Thomas R. Tizzio                70 Pine Street
        Director & Vice President       New York, New York  10270

        Stephen Y.N. Tse                70 Pine Street
        Director & Vice President       New York, New York  10270

        Gary Nitzsche                   70 Pine Street
        Treasurer                       New York, New York  10270

                             THE STARR FOUNDATION
                             OFFICERS & DIRECTORS


        M.R. Greenberg                  70 Pine Street
        Director and Chairman           New York, New York  10270

        T.C. Hsu                        70 Pine Street
        Director and President          New York, New York  10270

        Marion Breen                    70 Pine Street
        Director and Vice President     New York, New York  10270

        John J. Roberts                 70 Pine Street
        Director                        New York, New York  10270

        Ernest E. Stempel               70 Pine Street
        Director                        New York, New York  10270

        Houghton Freeman                70 Pine Street
        Director                        New York, New York  10270

        Edwin A.G. Manton               70 Pine Street
        Director                        New York, New York  10270

        Gladys Thomas                   70 Pine Street
        Vice President                  New York, New York  10270

        Frank Tengi                     70 Pine Street
        Treasurer                       New York, New York  10270

        Ida Galler                      70 Pine Street
        Secretary                       New York, New York  10270

                      STARR INTERNATIONAL COMPANY, INC.
                             OFFICERS & DIRECTORS


        Brian Duperreault               70 Pine Street
        Director                        New York, New York  10270

        Houghton Freeman                70 Pine Street
        Director                        New York, New York  10270

        Jeffrey W. Greenberg            70 Pine Street
        Director                        New York, New York  10270

        Maurice R. Greenberg            70 Pine Street
        Director & Chairman of          New York, New York  10270
        the Board

        Joseph C.H. Johnson             American International Building
        Executive Vice President        Richmond Road
        & Treasurer                     Pembroke 543 Bermuda

        Edwin A.G. Manton               70 Pine Street
        Director                        New York, New York  10270

        Edward E. Matthews              70 Pine Street
        Director                        New York, New York  10270

        L. Michael Murphy               American International Building
        Director & Secretary            Richmond Road
                                        Pembroke 543d Bermuda

        John J. Roberts                 70 Pine Street
        Director                        New York, New York  10270

        Robert M. Sandler               70 Pine Street
        Director                        New York, New York  10270

        Ernest E. Stempel               70 Pine Street
        Director & President            New York, New York  10270

        Thomas R. Tizzio                70 Pine Street
        Director                        New York, New York  10270

        Edmund Tse                      No. 1 Stubbs Road
        Director                        Hong Kong

                       AMERICAN HOME ASSURANCE COMPANY

                                  DIRECTORS


        Michael J. Castelli             American Home Assurance Company
                                        99 John Street
                                        New York, New York  10038

        John G. Gantz, Jr.              American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        Jeffery W. Greenberg            American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        M.R. Greenberg                  American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        John G. Hughes                  American Home Assurance Company
                                        70 Pine Street
                                        New York, New York  10270

        David Hupp                      American Home Assurance Company
                                        70 Pine Street
                                        New York, New York  10270

        Edwin A.G. Manton               American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        Edward E. Matthews              American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        Wayland M. Mead                 American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        Christian Milton                American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270


        Takaki Sakai                    A.I.U. K.K.
                                        P.O. Box 951
                                        Tokyo, Japan

        Robert Sandler                  American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

                       AMERICAN HOME ASSURANCE COMPANY

        Michael B. Schlenke             American Home Assurance Company
                                        70 Pine Street
                                        New York, New York  10270

        Howard I. Smith                 American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        William D. Smith                National Union Fire Insurance
                                          Company of Pittsburgh, Pa.
                                        70 Pine Street
                                        New York, New York  10270

        Thomas R. Tizzio                American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

                       AMERICAN HOME ASSURANCE COMPANY

                                   OFFICERS

Jeffrey W. Greenberg                    Chairman of the Board

Michael B. Schlenke                     President & Chief Executive
                                                Officer

William D. Smith                        Executive Vice President

Frank Douglas                           Senior Vice President & Actuary

Patrick J. Foley                        Senior Vice President & General
                                                Counsel

John G. Gantz, Jr.                      Senior Vice President

John G. Hughes                          Senior Vice President - Domestic Claims

Edward E. Matthews                      Senior Vice President - Finance

Michael I.D. Morrison                   Senior Vice President

Sherman Sitrin                          Senior Vice President & Associate
                                                General Counsel

Charles Schader                         Senior Vice President

Richard L. Thomas                       Senior Vice President

James A. Allen                          Vice President & Assistant General
                                                Counsel

Nikolas Antonopoulos                    Vice President

Martin H. Banker                        Vice President

Mark Bender                             Vice President

Cary A. Boddeker                        Vice President

Douglas Brosky                          Vice President

Michael J. Castelli                     Vice President, Treasurer & Comptroller

Joseph Cavolo                           Vice President

John Colona                             Vice President

John Costigan                           Vice President

                       AMERICAN HOME ASSURANCE COMPANY

Virginia M. Doty                        Vice President

David N. Fields                         Vice President

Agustin Formoso                         Vice President

Peter J. Gakos                          Vice President

Kevin Fitzpatrick                       Vice President

Frederick R. Gurba                      Vice President

Harold Jacobowitz                       Vice President

Dee Klock                               Vice President

John H. McCue                           Vice President

Gary McMillan                           Vice President & Chief Agent in Canada

Robert B. Meyer                         Vice President

Christian Milton                        Vice President - Reinsurance

Michael Mitrovic                        Vice President

Lena Mkhitarian                         Vice President

Kristian Moor                           Vice President

Donald Nelson                           Vice President

Frank Neuhauser                         Vice President

David Pinkerton                         Vice President - Private Investments

John Schumacher                         Vice President

Allen Silverstein                       Vice President

Gregory Springer                        Vice President

John Pirilli                            Vice President

Allen Silverstein                       Vice President - Marketing

Michael V. Tripp                        Vice President

                       AMERICAN HOME ASSURANCE COMPANY

        Edward Andrezejewski                    Assistant Vice President

        Kenneth Apfel                           Assistant Vice President &
                                                    Associate Actuary

        Mario Calbi                             Assistant Vice President

        Gary Enoch                              Assistant Vice President

        D. Allen Fippinger                      Assistant Vice President

        Mary Gaillard                           Assistant Vice President &
                                                    Associate Actuary

        Robert Goldbloom                        Assistant Vice President

        Louis Lubrano                           Assistant Vice President

        Raymond Lui                             Assistant Vice President

        Richard Thompson                        Assistant Vice President

        Robert Tully                            Assistant Vice President

        Barbara Wegler                          Assistant Vice President

        Robert B. Meyer                         Assistant Treasurer

        Robert E. Sherby                        Assistant Treasurer

        Denis Walsh                             Assistant Treasurer

        Eleanor Zoleta                          Assistant Comptroller

        Robert Beier                            Assistant Comptroller

        Roy Gandon                              Assistant Comptroller

        Kumar Gursahaney                        Assistant Comptroller

        William Schuchert                       Assistant Comptroller

        Charles Torielli                        Assistant Comptroller

        Elizabeth M. Tuck                       Secretary

        Robert F. Valluzzo                      Secretary

        Allan Wadsworth                         Assistant Secretary

                       AMERICAN HOME ASSURANCE COMPANY

        Mark Gardner                            Senior Counsel

        Patricia Lubey                          Associate Counsel

        Patrick Burns                           Assistant Actuary

        David Gelinne                           Assistant Actuary

        Scott Roth                              Assistant Actuary

                    COMMERCE & INDUSTRY INSURANCE COMPANY

                                  DIRECTORS

Michael J. Castelli                     American Home Assurance Company
                                        99 John Street
                                        New York, New York  10038

Jeffrey W. Greenberg                    American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

M.R. Greenberg                          American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

David Hupp                              American Home Assurance Company
                                        70 Pine Street
                                        New York, New York  10270

Kevin H. Kelley                         Lexington Insurance Company
                                        70 Pine Street
                                        New York, New York  10270

Edwin A.G. Manton                       American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

Edward E. Matthews                      American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

Wayland M. Mead                         American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

Walter L. Mooney                        Commerce & Industry Insurance Company
                                        70 Pine Street
                                        New York, New York  10270

Howard I. Smith                         American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

William D. Smith                        National Union Fire Insurance Company
                                          of Pittsburgh, Pa.
                                        70 Pine Street
                                        New York, New York  10270

Thomas R. Tizzio                        American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

                    COMMERCE & INDUSTRY INSURANCE COMPANY

                                   OFFICERS

Kevin H. Kelley                         Chairman of the Board and Chief
                                          Executive Officer

Walter L. Mooney                        President

Frank Douglas                           Senior Vice President & Actuary

Patrick J. Foley                        Senior Vice President & General Counsel

Edward E. Matthews                      Senior Vice President - Finance

Sherman Sitrin                          Senior Vice President & Associate
                                          General Counsel

James A. Allen                          Vice President & Senior Counsel

Martin H. Banker                        Vice President

Douglas Brosky                          Vice President

Michael J. Castelli                     Vice President, Treasurer & Comptroller

Joseph Cavolo                           Vice President

John Cornell                            Vice President

David Fields                            Vice President

Kevin Fitzpatrick                       Vice President

Frederick R. Gurba                      Vice President

Peter Gakos                             Vice President

John G. Hughes                          Vice President

Dee Klock                               Vice President

Robert Meyer                            Vice President & Assistant Treasurer

Christian Milton                        Vice President

                    COMMERCE & INDUSTRY INSURANCE COMPANY

Clifford E. Moore                       Vice President - Administration

David Pinkerton                         Vice President - Private Investments

Gregory W. Springer                     Vice President

Michael P. Sullivan                     Vice President

Richard Thomas                          Vice President

Edward Andrezejewski                    Assistant Vice President

Kenneth Apfel                           Assistant Vice President & Associate
                                          Actuary

Mario Calbi                             Assistant Vice President

D. Allen Fippinger                      Assistant Vice President

Michael Giese                           Assistant Vice President

Gina Ottrando                           Assistant Vice President

Richard Thompson                        Assistant Vice President

Neil Lauzon                             Assistant Vice President

Robert E. Sherby                        Assistant Treasurer

Denis Walsh                             Assistant Treasurer

Eleanor Zoleta                          Assistant Treasurer

Robert Beier                            Assistant Comptroller

John Blumenstock                        Assistant Comptroller

Roy Gandon                              Assistant Comptroller

Kumar Gursahaney                        Assistant Comptroller

William Schuchert                       Assistant Comptroller

Charles Torielli                        Assistant Comptroller

Elizabeth M. Tuck                       Secretary

Robert F. Valluzzo                      Secretary

                    COMMERCE & INDUSTRY INSURANCE COMPANY

        Allan Wadsworth                 Assistant Secretary

        Mark Gardner                    Senior Counsel

        Patricia Lubey                  Assistant Counsel

        Frank H. Douglas                Actuary

                       NEW HAMPSHIRE INSURANCE COMPANY

                                  DIRECTORS


        Darrell W. Alligood             Audubon Insurance Company
                                        1450 South Sherwood Blvd.
                                        P.O. Draw 15989
                                        Baton Rouge, Louisianna  70895

        Salvatore A. Branca             New Hampshire Insurance Company
                                        70 Pine Street
                                        New York, New York  10270

        James S. Davis                  New Hampshire Insurance Company
                                        70 Pine Street
                                        New York, New York  10270

        Jeffrey W. Greenberg            American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        M.R. Greenberg                  American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        Edwin a.G. Manton               American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        Edward E. Matthews              American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        Robert M. Sandler               American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        Howard I. Smith                 American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        William D. Smith                American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

        Thomas R. Tizzio                American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

                       NEW HAMPSHIRE INSURANCE COMPANY

                                   OFFICERS


        William D. Smith                Chairman of the Board

        James S. Davis                  Chief Operating Officer and
                                          President

        Salvatore A. Branca             Senior Vice President

        Lloyd Wayne Lipsett             Senior Vice President

        Darrell W. Alligood             Vice President

        Martin H. Banker                Vice President

        Douglas Brosky                  Vice President

        Michael J. Castelli             Vice President, Treasurer

        Joseph Cavolo                   Vice President

        John G. Colona                  Vice President

        Frank H. Douglas                Vice President

        David Fields                    Vice President

        Thomas M. Flaherty              Vice President

        Patrick J. Foley                Vice President & General
                                          Counsel

        Peter J. Gakos                  Vice President

        John G. Hughes                  Vice President

        Sylvester L. Kelly              Vice President

        Raymond T. Jr. King             Vice President

        Anthony J. Kyasky               Vice President

        Edward E. Matthews              Vice President

        Daniel Patrick McMahon          Vice President

        Robert B. Meyer                 Vice President

        Christian M. Milton             Vice President

                       NEW HAMPSHIRE INSURANCE COMPANY

        Frank Petralito II              Vice President

        David B. Pinkerton              Vice President

        Kurt R. Schwamberger            Vice President

        Sherman A. Sitrin               Vice President

        Howard I. Smith                 Vice President

        Gregory W. Springer             Vice President

        Richard L. Thomas               Vice President

        Mario Calbi                     Assistant Vice President

        Richard G. Friesenhahn          Assistant Vice President

        William B. Jones, Jr.           Assistant Vice President

        Socorro Morales                 Assistant Vice President

        Joseph R. Puccio                Assistant Vice President

        Thomas Yenner                   Assistant Vice President

        Robert B. Meyer                 Assistant Treasurer

        Robert E. Sherby                Assistant Treasurer

        Eleanor Zoleta                  Assistant Treasurer

        Robert Beier                    Assistant Comptroller

        John Blumenstock                Assistant Comptroller

        Kumas Gursahaney                Assistant Comptroller

        Charles F. Norris, Jr.          Assistant Comptroller

        William Schuchert               Assistant Comptroller

        Charles Torielli                Assistant Comptroller

        Elizabeth M. Tuck               Secretary

        Robert F. Valluzzo              Secretary

                       NEW HAMPSHIRE INSURANCE COMPANY

                             OFFICERS (CONTINED)


        Thomas A. Fagan                 Secretary

        Frank H. Douglas                Actuary

        George M. Pellerin              Officer

        Milton J. Schalois              Officer

        Khosrow Shabani                 Officer

                    NATIONAL UNION FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA

                                  DIRECTORS

Michael J. Castelli             American Home Assurance Company
                                99 John Street
                                New York, New York 10038

John G. Gantz, Jr.              American International Group, Inc.
                                70 Pine Street
                                New York, New York  10270

Jeffrey W. Greenberg            American International Group, Inc.
                                70 Pine Street
                                New York, New York  10270

M.R. Greenberg                  American International Group, Inc.
                                70 Pine Street
                                New York, New York  10270

John G. Hughes                  American Home Assurance Company
                                70 Pine Street
                                New York, New York  10270

David M. Hupp                   American Home Assurance Company
                                70 Pine Street
                                New York, New York  10270

Edwin A.G. Manton               American International Group, Inc.
                                70 Pine Street
                                New York, New York  10270

Edward E. Matthews              American International Group, Inc.
                                70 Pine Street
                                New York, New York  10270

Christian M. Milton             American International Group, Inc.
                                70 Pine Street
                                New York, New York  10270

Robert M. Sandler               American International Group, Inc.
                                70 Pine Street
                                New York, New York  10270

B. Michael Schlenke             American Home Assurance Company
                                70 Pine Street
                                New York, New York  10270

William D. Smith                National Union Fire Insurance
                                  Company of Pittsburgh, Pa.
                                70 Pine Street
                                New York, New York  10270

                    NATIONAL UNION FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA

                            DIRECTORS (CONTINUED)


Thomas R. Tizzio                American International Group, Inc.
                                70 Pine Street
                                New York, New York  10270

                     NATIONAL UNION FIRE INSURANCE COMPANY
                               OF PITTSBURGH, PA

                                    OFFICERS

Jeffrey W. Greenberg                 Chairman of the Board
                                     Chief Executive Officer

William D. Smith                     President

B. Michael Schlenke                  Executive Vice President

Frank H. Douglas                     Senior Vice President

Patrick J. Foley                     Senior Vice President &
                                       General Counsel

John G. Gantz, Jr.                   Senior Vice President

John G. Hughes                       Senior Vice President

Edward E. Matthews                   Senior Vice President

Michael I. Morrison                  Senior Vice President

Frank Neuhauser                      Senior Vice President

Charles R. Schader                   Senior Vice President

Sherman A. Sitrin                    Senior Vice President &
                                       Associate General Counsel

Richard L. Thomas                    Senior Vice President

James A. Allen                       Vice President & Assistant

                                     General Counsel

Nikolas Antonopoulos                 Vice President

Martin H. Banker                     Vice President

Mark E. Bender                       Vice President

Douglas Brosky                       Vice President

Michael J. Castelli                  Vice President, Treasurer &
                                       Comptroller

Joseph Cavolo                        Vice President

John G. Colona                       Vice President

                     NATIONAL UNION FIRE INSURANCE COMPANY
                               OF PITTSBURGH, PA

                              OFFICERS (CONTINUED)


John Costigan                        Vice President

David N. Fields                      Vice President

Kevin P. Fitzpatrick                 Vice President

Peter J. Gakos                       Vice President

Harold S. Jacobowitz                 Vice President

Dee Klock                            Vice President

Robert B. Meyer                      Vice President
                                       & Assistant Treasurer

Christian M. Milton                  Vice President

Michael Mitrovic                     Vice President

Lena Mkhitarian                      Vice President

Kristian Moor                        Vice President

Donald P. Nelson                     Vice President

David B. Pinkerton                   Vice President

John Schumacher                      Vice President

Allen Silverstein                    Vice President

Gregory W. Springer                  Vice President

Michael V. Tripp                     Vice President

Edward F. Andrzejewski               Assistant Vice President

Kenneth Apfel                        Assistant Vice President

Mario Calbi                          Assistant Vice President

Gary Enoch                           Assistant Vice President

D. Allen Fippinger                   Assistant Vice President

Mary Gillard                         Assistant Vice President

Louis Lubrano                        Assistant Vice President

                     NATIONAL UNION FIRE INSURANCE COMPANY
                               OF PITTSBURGH, PA

                              OFFICERS (CONTINUED)


Barbara Wegler                       Assistant Vice President

Robert E. Sherby                     Assistant Treasurer

Denis Walsh                          Assistant Treasurer

Eleanor Zoleta                       Assistant Treasurer

Robert Beier                         Assistant Comptroller

John Blumenstock                     Assistant Comptroller

Roy Gandon                           Assistant Comptroller

Kumar Gursahaney                     Assistant Comptroller

William Schuchert                    Assistant Comptroller

Charles Torielli                     Assistant Comptroller

Elizabeth M. Tuck                    Secretary

Robert F. Valluzzo                   Secretary

Allan Wadsworth                      Assistant Secretary

Mark Gardner                         Senior Counsel

Patricia Lubey                       Assistant Counsel

Frank H. Douglas                     Actuary

Kenneth Apfel                        Associate Actuary

Mary Gaillard                        Assistant Actuary

Patrick Burns                        Assistant Astuary

Scott Roth                           Assistant Actuary

                                       39